Exhibit 99.2

FERRIE FRANZMANN INDUSTRIES

COMBINED FINANCIAL STATEMENTS

Nine-Month Period Ended October 2, 2021

FERRIE FRANZMANN INDUSTRIES

Denver, Colorado

COMBINED FINANCIAL STATEMENTS

Nine-Month Period Ended October 2, 2021

CONTENTS

COMBINED FINANCIAL STATEMENTS:
COMBINED BALANCE SHEET	2
COMBINED STATEMENT OF INCOME	4
COMBINED STATEMENT OF CHANGES IN EQUITY	5
COMBINED STATEMENT OF CASH FLOWS	6
NOTES TO COMBINED FINANCIAL STATEMENTS	7

1

FERRIE FRANZMANN INDUSTRIES

COMBINED BALANCE SHEET

October 2, 2021

ASSETS
Current assets:
Cash	$3,341,921
Accounts receivable, net of allowance for doubtful accounts
of $20,000	9,951,949
Costs and estimated earnings in excess of billings
on uncompleted contracts	10,948,068
Inventories	1,245,352
Prepaid expenses and other	244,802

Total current assets	25,732,092

Deposits	13,313

Property and equipment:
Land	509,798
Building	2,972,235
Building improvements	2,861,002
Machinery and equipment	5,133,842
Furniture and office equipment	1,077,502

12,554,379
Less accumulated depreciation and amortization	(8,072,091)

Total property and equipment	4,482,288

Total assets	$30,227,693

See Accompanying Notes to Combined Financial Statements

2

FERRIE FRANZMANN INDUSTRIES

COMBINED BALANCE SHEET (CONTINUED)

October 2, 2021

LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	$215,196
Accounts payable	7,846,921
Billings in excess of costs and estimated earnings	8,998,297
Current portion of long-term extended warranty	29,885
Accrued expenses:
Compensation and profit sharing	645,089
Taxes, other than income	195,606
Other	166,182

Total current liabilities	18,097,176

Long-term liabilities:
Long-term extended warranty	79,364
Long-term debt, less current portion	5,401,464

Total liabilities	23,578,004

Equity:

Common stock	186
Members' capital and retained earnings	6,649,503

Total equity	6,649,689

Total liabilities and equity	$30,227,693

See Accompanying Notes to Combined Financial Statements

3

FERRIE FRANZMANN INDUSTRIES

COMBINED STATEMENT OF INCOME

Nine-Month Period Ended October 2, 2021

Net revenue recognized from contracts with customers	$44,439,090
Cost of goods sold	35,981,144

Gross profit	8,457,946

Operating expenses:
Selling	1,936,529
General, administrative and engineering	4,077,578

Total operating expenses	6,014,107

Operating income	2,443,839

Other income (expense):
Interest expense	(184,871)
Other income	1,164

Total other expense	(183,707)

Income from operations before income taxes	2,260,132
Income tax expense	(102,557)

Net income	$2,157,575

See Accompanying Notes to Combined Financial Statements

4

FERRIE FRANZMANN INDUSTRIES

COMBINED STATEMENT OF CHANGES IN EQUITY

Nine-Month Period Ended October 2, 2021

			Members'
			capital and
		Common	retained
	Total	stock	earnings

Balances - January 1, 2021	$6,493,248	$186	$6,493,062

Distributions to members	(2,001,134)	—	(2,001,134)
Net income	2,157,575	—	2,157,575

Balances - October 2, 2021	$6,649,689	$186	$6,649,503

See Accompanying Notes to Combined Financial Statements

5

FERRIE FRANZMANN INDUSTRIES

COMBINED STATEMENT OF CASH FLOWS

Nine-Month Period Ended October 2, 2021

Net income	$2,157,575
Cash flows from operating activities:
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	646,137
Change in operating assets and liabilities:
Accounts receivable	(3,457,624)
Costs and estimated earnings in excess of billings	864,506
Inventories	(523,210)
Prepaid expenses and other	1,186
Accounts payable, accrued expenses and other	2,221,456

Net cash provided by operating activities	1,910,026

Cash flows used in investing activities:
Purchase of property and equipment	(171,624)

Net cash used in investing activities	(171,624)

Cash flows from financing activities:
Payments on notes payable	(1,153,865)
Tax and other distributions to Members	(2,001,134)

Net cash used in financing activities	(3,154,999)

Net decrease in cash	(1,416,597)
Cash, beginning	4,758,518

Cash, ending	$3,341,921

Supplemental disclosures of cash flow information:

Cash paid for interest	$184,871

Cash paid for income taxes	$112,380

See Accompanying Notes to Combined Financial Statements

6

FERRIE FRANZMANN INDUSTRIES

NOTES TO COMBINED FINANCIAL STATEMENTS

Nine-Month Period Ended October 2, 2021

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business: Ferrie Franzmann Industries consists of Ferrie Franzmann Industries, LLC (“FFI”) and Tecknit Shielding Systems, Inc. (“TSSI”) (collectively, the “Company” or “FFI”) and is engaged in the manufacture and sale of custom electrical controls, including but not limited to electrical components, switchgear and power distribution equipment. The Company’s products are sold to distributors, contractors and end users throughout the United States. The operating agreement of FFI provides that it will continue in existence until the members make a determination to dissolve the LLC. The members’ liability is limited to their contributions. Pursuant to the operating agreement, the members are not required to provide or loan capital to the LLC but are not prohibited from doing so at their discretion. There is one class of member units, 100 units are authorized and issued. TSSI has 2,500 shares of no-par value common stock authorized and has 2,000 shares issued and outstanding as of October 2, 2021.

TSSI had no significant operations as of or for the nine-month period ended (“period ended”) October 2, 2021 and its operating assets and liabilities consist primarily of real property and buildings used by FFI, and intercompany balances.

Principles of combination: The financial statements include the accounts of FFI, doing business as ESSMetron, as well as TSSI (which is controlled by the same owners as FFI). All significant intercompany accounts and transactions have been eliminated.

Revenue and cost recognition: Substantially all revenue is derived from the sale of custom products built to customers’ specifications under fixed-price contracts with one identified performance obligation. Revenues are recognized over time as performance creates or enhances an asset with no alternative use, and for which FFI has an enforceable right to receive compensation as defined under the contract.

To determine the amount of revenue to recognize over time, FFI utilizes the cost-to-cost method as management believes cost incurred best represents the amount of work completed and remaining on projects. As the cost-to-cost method is driven by incurred cost, FFI calculates the percentage of completion by dividing costs incurred to date by the total estimated cost. The percentage of completion is then multiplied by estimated revenues to determine inception-to-date revenue. Approved changes to design plans are generally recognized as an adjustment to the percentage of completion calculation on a catch-up basis. Revenue recognized for the period is the current inception-to-date recognized revenue less the prior period inception-to-date recognized revenue. If a contract is projected to result in a loss, the entire contract loss is recognized in the period when the loss was first determined, and the amount of the loss is updated in subsequent reporting periods. Additionally, contract costs incurred to date and expected total contract costs are continuously monitored during the term of the contract.

Changes in the job performance, job conditions and final contract settlements are factors that influence management’s assessment of total contract value and the total estimated costs to complete those contracts, and therefore, profit and revenue recognition. Any costs to obtain a contract are not material to FFI’s financial statements and would be expensed as incurred. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term. The length of time for the Company to complete a custom product varies but is typically between four to twelve weeks.

Customers are typically required to make periodic progress payments to the Company based on contractually agreed-upon milestones. Invoices are due net 30 days, and retainage, if any, is generally due 30 days after delivery. Taxes collected from customers and remitted to governmental authorities are excluded from revenue. Shipping and handling costs are treated as fulfillment costs and are included in cost of sales.

7

FERRIE FRANZMANN INDUSTRIES

NOTES TO COMBINED FINANCIAL STATEMENTS

Nine-Month Period Ended October 2, 2021

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

FFI primarily offers an assurance-type standard warranty that the product will conform to certain specifications for a defined period of time or period of usage after delivery. This type of warranty does not represent a separate performance obligation.

The Company accrues for estimated warranty costs at the time of sale and updates based on experience. The Company uses historical experience to develop estimated liability for warranty programs. Historically, these costs have not been material.

The Company also generates revenues from its service and repair business where the Company performs ad-hoc maintenance and repair services on the customers custom-built products. Revenue from maintenance and repairs is recognized over time as the services are rendered to the customer. Payment from customers is typically due 30 days after the services are complete.

The Company recognizes trade receivables, net, contract assets and unearned revenues from contracts with customers due to differences in timing between revenue recognition, billings and cash collections. Trade receivables are recognized upon billing. Contract assets consist of costs and estimated earnings in excess of billings on uncompleted contracts, and unearned revenue consists of billings in excess of costs and estimated earnings on uncompleted contracts (See Note 5).

Accounts receivable: The Company extends unsecured credit to its customers in the ordinary course of business. The Company mitigates the associated credit risk by performing ongoing credit evaluations of its customers. Accounts receivable are carried at original invoice amount less an estimate of an allowance made for doubtful accounts based on a review of all outstanding amounts on a periodic basis. Management determines the allowance for doubtful accounts by periodically evaluating individual accounts receivable and considering a customer’s financial condition, credit history and current economic conditions.

Accounts receivable are written off to allowance for doubtful accounts or bad debt expense when deemed uncollectible. Recoveries of trade receivables, previously written off, are recorded when received. Accounts receivable are generally considered to be past due, with certain exceptions, when the balance is outstanding for more than 90 days.

Inventories: Inventories are valued at the lower of cost or net realizable value. Cost is determined by use of the first-in, first-out method. Inventory reserves for obsolescence are mainly related to raw materials. At October 2, 2021, the reserve for obsolescence was not significant.

Property and equipment: Property and equipment except buildings are stated at cost and are depreciated over their estimated useful lives of three to ten years. Buildings are stated at cost and depreciated over their estimated useful lives of 31.5 years. Depreciation is provided using the straight-line method for buildings and improvements and accelerated methods for other property and equipment. Maintenance and repairs are expensed as incurred and improvements are capitalized.

Long-lived assets: Management assesses the carrying value of its long-lived assets for impairment when circumstances indicate that such amounts will not be recoverable from future operations. Generally, assets to be held and used are considered impaired if the sum of expected undiscounted future cash flows is less than the carrying amount of the assets. At October 2, 2021, management believes that no impairment has occurred on long-lived assets.

8

FERRIE FRANZMANN INDUSTRIES

NOTES TO COMBINED FINANCIAL STATEMENTS

Nine-Month Period Ended October 2, 2021

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income taxes: FFI is a limited liability company, and TSSI is an S corporation. As such, these entities are not subject to income taxes; such taxes are the responsibility of its members and owners. Income tax expense during the period ended October 2, 2021 is primarily related to Texas and California franchise taxes.

The Company assesses the likelihood of the financial statement effect of a tax position that should be recognized when it is more likely than not that the position will be sustained upon examination by a taxing authority based on the technical merits of the tax position, circumstances, and information available as of the reporting date. Management does not believe that there are any current tax positions that would result in an asset or liability being recognized in the accompanying combined financial statements.

The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax positions as a component of income tax expense. As of October 2, 2021, the Company did not have any accrued interest or penalty associated with any unrecognized tax positions, nor was any interest expense or penalties recognized during the period ended October 2, 2021.

Research and development: Research and development costs are charged to operations when incurred and consist primarily of salaries and expenses related to engineering, development and enhancement of product technologies. The amount charged during the period ended October 2, 2021 was approximately $30,000 and is included in general, administrative and engineering expenses.

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from these estimates.

Impact of COVID-19: In March 2020, the World Health Organization declared the outbreak of COVID-19 to be a global pandemic and recommended containment and mitigation measures worldwide. The COVID-19 pandemic has rapidly changed market and economic conditions globally and may continue to create significant uncertainty in the macroeconomic environment. Such macroeconomic volatility, in addition to other unforeseen effects of this pandemic, impacted the Company’s business, results of operations and overall financial performance in 2020, primarily due to COVID-19-imposed construction site shutdowns. These restrictions were, for the most part, lifted during the third quarter of 2020, and the Company’s business, results of operations and overall financial performance recovered to pre-COVID levels by the end of 2020 and from January 1, 2021 through the date the Company’s combined interim financial statements were available to be issued.

It is difficult to predict the impact of COVID-19 on the Company in future periods. The extent to which the COVID-19 pandemic will impact the Company’s business, financial condition, and results of operations in the future is highly uncertain and will be affected by a number of factors including any further closures of the Company’s and the Company’s customers’ offices and facilities and any additional project delays or shutdowns. Customers may also slow down decision-making, delay planned work or seek to terminate existing agreements. The Company will continue to evaluate the effect of COVID-19 on its business.

9

FERRIE FRANZMANN INDUSTRIES

NOTES TO COMBINED FINANCIAL STATEMENTS

Nine-Month Period Ended October 2, 2021

NOTE 2 - CONCENTRATION OF CREDIT RISK

The Company’s financial instruments that are at times exposed to concentrations of credit risk consist primarily of cash and accounts receivable. The Company maintains cash in bank accounts which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Management believes that the Company is not exposed to significant credit risk relating to cash because the Company maintains its cash with high credit quality institutions.

At October 2, 2021, four individual customers represented 65% of accounts receivable (individual concentrations were approximately 30%, 13%, 12% and 10%). For the period ended October 2, 2021, three individual customers represented 56% of revenue (individual concentrations were approximately 32%, 14%, and 10%). As revenue for new and existing customers varies based on project needs, management does not consider these concentrations to be significant to ongoing operations. At October 2, 2021, three vendors represented 48% of accounts payable (individual concentrations were approximately 17%, 16% and 16%). For the period ended October 2, 2021, one vendor represented 31% of total purchases.

NOTE 3 - INVENTORIES

At October 2, 2021, inventories consist of the following:

$7,319
Work in process	1,238,033
Raw materials	$1,245,352

10

FERRIE FRANZMANN INDUSTRIES

NOTES TO COMBINED FINANCIAL STATEMENTS

Nine-Month Period Ended October 2, 2021

NOTE 4 - DEBT

Long-term debt consists of the following at October 2, 2021:

Debt held with a bank:
Revolving credit agreements, with variable interest rates based on prime and the leverage ratio of the Company (4.50% at December 31, 2020) until maturity [A]	$—
Note payable, due in monthly installments of $36,867, including interest at 4.10% at December 31, 2020, matures in October 2024; collateralized by all assets of FFI	5,616,660
5,616,660

Less current portion of long-term debt	(215,196)

Long-term debt, less current portion	$5,401,464

[A] The Company has available two revolving credit facilities as of October 2, 2021 for borrowings up to $3,000,000 and $4,000,000, respectively. Under the revolving credit agreements, the Company may borrow the lesser of the sum of 80% of eligible accounts receivable plus 50% of eligible inventory, as defined, up to the maximum borrowing base of $7 million. The revolving credit borrowings are collateralized by inventory, accounts receivable, equipment and general intangibles of the Company. At October 2, 2021, the Company has the ability to draw approximately $7 million under the agreements. Amounts drawn on the $3,000,000 credit facility are payable in full in May 2022. Amounts drawn on the $4,000,000 Credit facility are due on demand. If no demand is made then any amount drawn on the $4,000,000 credit facility is payable in full in May 2022. There were no amounts drawn on the credit facilities as of October 2, 2021.

The revolving credit and term loan agreements require the Company to meet certain monthly financial ratios and covenants, including minimum tangible net worth, debt service coverage ratio and debt to tangible net worth ratio. At October 2, 2021, the Company was in compliance with required financial covenants.

Maturities of long-term debt are as follows:

Amount
2022	215,196
2023	224,314
2024	5,177,150
Total	$5,616,660

NOTE 5 - UNCOMPLETED CONTRACTS

Costs, estimated earnings, and billings on uncompleted contracts at October 2, 2021, are summarized as follows:

Cost incurred on uncompleted contracts	$23,317,435
Estimated earnings	5,411,824
28,729,259
Less: billings to date	26,779,488
$1,949,771

Costs and estimated earnings in excess of billings	$10,948,068
Billings and estimated earnings in excess of costs	(8,998,297)
$1,949,771

11

FERRIE FRANZMANN INDUSTRIES

NOTES TO COMBINED FINANCIAL STATEMENTS

Nine-Month Period Ended October 2, 2021

NOTE 6 - COMMITMENTS

Equity plans: In January 2013, the Company adopted two discretionary Equity Appreciation Plans (the “Plans”) for certain employees of the Company. Awards are discretionary based on a performance assessment by the Administrator of the Plans. Payment of any award under the Plans is triggered by a Qualifying Event, as defined in the Plan agreements. On December 1, 2021, certain payments totaling approximately $3,535,000 were made pursuant to the terms of the Plans in connection with the sale of all membership interests of Ferrie Franzmann Industries, LLC (Note 7). The payments were effectively made by the members of FFI via a reduction in transaction sale price.

Employee benefit plan: The Company has a defined contribution 401(k) plan which covers substantially all employees. At the discretion of management, the Company may make discretionary contributions to eligible participants, as defined. No discretionary employer contributions were made during the period ended October 2, 2021.

NOTE 7 - SUBSEQUENT EVENTS

On December 1, 2021, Electrode Acquisition Corp., a wholly owned subsidiary of Riot Blockchain, Inc., acquired all membership interests of Ferrie Franzmann Industries, LLC. The accompanying unaudited combined financial statements of Ferrie Franzmann Industries as of and for the nine months ended October 2, 2021, and the notes related thereto include the accounts of Ferrie Franzmann Industries, LLC, (doing business as ESS Metron), as well as TSSI (which are controlled by the same owners). The December 1, 2021, acquisition of Ferrie Franzmann Industries, LLC, (doing business as ESS Metron), by Riot excluded the TSSI entity and its assets, liabilities and operations.

On December 15, 2021, the entity name, Ferrie Franzmann Industries, LLC was effectively changed to ESS Metron, LLC.

The Company evaluated subsequent events through February 15, 2022, the date the Company’s combined financial statements were available to be issued.